UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 12, 2011

Calais Resources, Inc.
(Exact name of registrant as specified in its charter)

British Columbia	000-29392	98-0434111
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4415 Caribou Road, P.O. Box 653, Nederland, CO 80466-0653
 (Address of principal executive offices)                       (Zip Code)

Registrant’s telephone number, including area code: (303) 258-3806

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 24, 2011, the Securities and Exchange Commission (the “Commission”) issued an order instituting public administrative proceedings against the registrant pursuant to Section 12(j) of the Securities Exchange Act of 1934 (the “Exchange Act”) to suspend for a period not exceeding twelve months or revoke the registration of the registrant’s common stock under Section 12 of the Exchange Act.  A copy of the Commission’s order is publicly available at www.sec.gov under Litigation – Administrative Proceedings.

On July 25, 2011, the Administrative Law Judge issued an Initial Decision ordering revocation of the registration of the registrant’s common stock under the Exchange Act.

On August 12, 2011, the registrant filed a Petition for Review of the Initial Decision with the Commission.  Because the Petition has been filed, the Initial Decision shall not become final until the Commission rules on the Petition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALAIS RESOURCES, INC.
August 12, 2011	By: /s/ David K. Young David K. Young President